Exhibit 10(yy)

AMENDMENT TO DEFERRED COMPENSATION PLAN

FOR NON-EMPLOYEE DIRECTORS

OF THE BANK OF NEW YORK COMPANY, INC.

WHEREAS, the Deferred Compensation Plan for Non-Employee Directors of The Bank of New York Company, Inc. (the “Directors’ Deferred Compensation Plan”) was adopted by the Board of Directors of The Bank of New York Company, Inc. (the “Company”), effective as of December 1, 1993; and

WHEREAS, Section 7(a) of the Directors’ Deferred Compensation Plan provides that the Board of Directors of the Company may amend the Plan at any time; and

WHEREAS, the Board of Directors of the Company desires to adopt an amendment to the Directors’ Deferred Compensation Plan;

NOW, THEREFORE, the Directors’ Deferred Compensation Plan is hereby amended effective as of November 12, 2002, by adding a new Section 4(d) to read as follows:

(d) The maximum number of shares of Company Stock available under the Plan shall be 250,000.

IN WITNESS WHEREOF, The Bank of New York Company, Inc. has caused this Amendment to be executed by its duly authorized officers this 9th day of December, 2002.

/s/    Thomas A. Renyi

        Thomas A. Renyi

ATTEST:

/s/    Patricia A. Bicket

        Patricia A. Bicket